UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2004


                              FORELAND CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                      000-14906                87-0422812
--------------------------------        ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

           2201 Civic Center, Suite 1014
                  Amarillo, Texas                            79109
     ----------------------------------------              ----------
     (Address of principal executive offices)              (Zip Code)

                                  806-356-0727
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                      ITEM 1.03--BANKRUPTCY OR RECEIVERSHIP

         On Tuesday, November 23, 2004, the United States Bankruptcy Court of the Northern District of Texas, Amarillo Division, entered its order confirming the plan of reorganization of Foreland Corporation (the "Company"). Under the terms of the plan, Riata Energy, Inc. ("Riata") will provide a cash infusion of $56,300, $50,000 of which will be used to satisfy allowed unsecured claims of creditors other than Riata or Company insiders and $6,300 of which will be used to pay allowed unsecured claims of Company insiders. The allowed unsecured claim of Riata in the amount of approximately $1.2 million shall survive the bankruptcy and Riata shall be granted a security interest in the Company's assets.

         Additionally, all of the 407,243 issued and outstanding shares of the Company's convertible preferred stock and all of the 9,875,894 issued and outstanding shares of common stock will be canceled on the effective date, terminating the interest of all stockholders in the Company. Simultaneously, common stock will be issued to Riata in satisfaction of Riata's financing claim of approximately $213,000, leaving Riata as the sole stockholder of the Company. The Company then intends to terminate the registration of its common stock with the Securities and Exchange Commission.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number                   Title of Document                      Location
-------------- ------------------------------------------------ ----------------
      2        Plan of Purchase, Sale, Reorganization,
               Arrangement, Liquidation or Succession
-------------- ------------------------------------------------
    2.01       Plan of Reorganization and Modification to           Attached
               Plan of Reorganization


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FORELAND CORPORATION


Date: November 30, 2004                      By  /s/ Bruce C. Decker
                                                --------------------------------
                                                Bruce C. Decker
                                                Its Principal Executive,
                                                Accounting and Financial Officer

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